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                        FIRST AMENDMENT TO LOAN AGREEMENT
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                This First Amendment to Loan Agreement (this "Amendment") is entered into at Columbus, Ohio, by and among The Huntington National Bank and Bank One, Columbus, N.A. (the "New Bank"), as lenders (collectively, the "Banks"); The Huntington National Bank, as agent (the "Agent"); and Red Roof Inns, Inc., as borrower (the "Company"), as of the 21st day of November, 1995, in order to amend the Loan Agreement entered into by and between The Huntington National Bank (in its respective roles as lender and agent) and the Company as of the 9th day of November, 1995 (the "Loan Agreement").

                Whereas, the parties to this Amendment desire for the New Bank to become a Bank under the terms of the Loan Agreement, the Loan Agreement is hereby amended as follows:

                1. The New Bank shall become a Bank as defined in the Loan Agreement effective as of the date of this Amendment, entitled to all the benefits and subject to all the obligations of a Bank under the terms of the Loan Agreement. The New Bank agrees to be bound by all those provisions of the Loan Agreement binding upon a Bank.

                2. The Commitment Limit (as defined in the Loan Agreement) of the New Bank shall be $25,000,000.00, and the Commitment Limit of The Huntington National Bank shall be reduced by that amount.

                3. All communications directed to the New Bank under the Loan Agreement or the promissory note executed and delivered to the New Bank in connection herewith shall be mailed to:

                          Bank One, Columbus, N.A.
                          100 East Broad Street
                          Columbus, Ohio   43271-0170
                          Attention:  Elizabeth E. Cadwallader

                                         BANK ONE, COLUMBUS, N.A.

                                         By:  /s/  Elizabeth E. Cadwallader
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                                         Its:   VP
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                                         THE HUNTINGTON NATIONAL BANK

                                         By:  /s/ Robert H. Friend
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                                         Its:  VP
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                                         THE HUNTINGTON NATIONAL BANK,
                                         as Agent

                                         By:  /s/ Robert H. Friend
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                                         Its:  VP
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                                         RED ROOF INNS, INC.

                                         By:  /s/ Francis W. Cash
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                                         Its:   President
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